EXHIBIT 32.2

                               Color Imaging, Inc.
                 Form 10-Q - Second Quarter Ended June 30, 2004

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Morris E. Van Asperen, certify that to the best of my knowledge:

The Form 10-Q of Color Imaging, Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Color Imaging, Inc. for the periods presented.

This   certification  is  being  furnished   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Color Imaging, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



                                        /S/ MORRIS E. VAN ASPEREN
                                        ---------------------------------------
                                        Morris E. Van Asperen
                                        Chief Financial Officer
Date: July 27, 2004


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